UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2015
____________

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-31303	BLACK HILLS CORPORATION (A South Dakota Corporation) 625 Ninth Street Rapid City, South Dakota 57701 Telephone 605.721.1700	46-0458824
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2015, the Company announced the appointment of Esther J. Newbrough as Vice President - Corporate Controller and Kimberly F. Nooney as Vice President - Treasurer.

Ms. Newbrough is a 14-year veteran of the Company and has served in numerous positions during her tenure, including Assistant Corporate Controller since 2010 and Director of Internal Audit prior to that. Before joining the Company she worked in public accounting for 14 years.

Ms. Nooney is an 18-year veteran of the Company. She has served in numerous roles including internal audit, corporate development, accounting systems, treasury, and financial planning and analysis. Prior to her current role as Utilities Controller she served more than three years as the Company’s Assistant Treasurer. Before joining the company she worked in public accounting for three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION, Registrant

By:/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date:January 5, 2015

3